UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): December 12, 2019

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2011 Equity Incentive Plan
At our 2019 Annual Meeting, our stockholders approved the amendment and restatement of the IZEA Worldwide, Inc. 2011 Equity Incentive Plan (the "Plan"). A description of the terms and conditions of the Plan is set forth under “Proposal 2. Approval of an amendment to IZEA’s 2011 Equity Incentive Plan,” which description is incorporated herein by reference. This description is qualified in its entirety by the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At our 2019 Annual Meeting, holders of common stock were asked to consider and vote upon the:

1.	election of seven directors to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	approval of an amendment to IZEA's 2011 Equity Incentive Plan;

3.	approval, on a non-binding, advisory basis, of compensation paid to IZEA’s named executive officers;

4.	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm.

A total of 18,966,212 shares of common stock were present in person or by proxy at the meeting, representing 54.90% of the voting power entitled to vote at the meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting, and the voting results reported below are final.
PROPOSAL 1
Stockholders voted with respect to election of each of the nominees for director identified in the proxy statement as follows:

Nominee	For	Withheld
Edward H. (Ted) Murphy	4,967,803	944,444
Ryan S. Schram	5,074,465	837,782
Brian W. Brady	5,188,463	723,784
John H. Caron	5,195,131	717,116
Lindsay A. Gardner	5,191,690	720,557
Daniel R. Rua	5,188,175	724,072
Patrick J. Venetucci	5,156,811	755,436

As a result of this vote, each of Mr. Murphy, Mr. Schram, Mr. Brady, Mr. Caron, Mr. Gardner, Mr. Rua, and Mr. Venetucci was elected as a director to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified.
PROPOSAL 2
Stockholders voted to approve the amendment to IZEA's 2011 Equity Incentive Plan as follows:

For	Against	Abstained	Broker Non-Votes
4,803,294	1,051,285	57,668	13,053,965
PROPOSAL 3
Stockholders voted, on a non-binding, advisory basis, with respect to compensation paid to our named executive officers as described in the executive compensation tables set forth in the Proxy Statement for the Meeting as follows:

For	Against	Abstained	Broker Non-Votes
4,730,055	1,075,251	106,941	13,053,965
PROPOSAL 4
Stockholders voted to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

For	Against	Abstained
17,991,720	575,232	399,260

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	2011 Equity Incentive Plan, as Amended and Restated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: December 13, 2019	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer